Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Ikona Gear International, Inc. (the "Company) on Form 10-QSB, for the period ended May 31, 2007, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Laith I. Nosh, CEO, Principal Executive Officer, Interim CFO and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 17, 2007	/s/Laith I. Nosh
Laith I. Nosh
President, CEO & Interim Chief Financial Officer